Exhibit 10.1
FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 25, 2005, is by and among T-3 ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), T-3 OILCO ENERGY SERVICES PARTNERSHIP, an Alberta general partnership (the “Canadian Borrower”), the BANKS (as defined in the Credit Agreement defined below) signatory hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as agent (in such capacity, together with its successors in such capacity, the “Agent”) for the Banks under the Credit Agreement (as defined below) and COMERICA BANK, a Michigan banking corporation and authorized foreign bank under the Bank Act (Canada) acting through its Canadian branch, as the Canadian Lender (defined below).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Banks, and the Agent are parties to that certain First Amended and Restated Credit Agreement dated as of September 30, 2004 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower desires that its indirect Subsidiary, the Canadian Borrower, obtain credit from the Canadian Lender pursuant to the Credit Agreement;
     WHEREAS, the Borrower, the Agent and the Banks desire to amend the Credit Agreement, subject to the terms and conditions contained herein, to add the Canadian Borrower and the Canadian Lender as parties thereto and to provide for the Canadian Commitment.
     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound (all provisions of this Amendment being effective as of the Effective Date):
ARTICLE I
Definitions
     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
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ARTICLE II
Amendments
     Section 2.1 Addition to Recital B. The following language is added to the end of Recital B:
     The Canadian Borrower has requested, and the Canadian Lender has agreed, to provide a US $4,000,000 revolving credit facility, subject to the terms and conditions hereinafter set forth.
     Section 2.2 Amendments to Definitions in Section 1.1. The following definitions in Section 1.1 of the Credit Agreement are amended and restated to read in their entirety as follows:
     “Advance” means, as the context may require, (a) a Revolving Credit Advance, (b) a Swing Line Advance, (c) a Canadian Advance, or (d) a payment under a Letter of Credit.
     “Advance Request Form” means (a) in the case of Revolving Credit Advances, Swingline Advances, and payment under a letter of credit issued pursuant to the Revolving Credit Commitment, a certificate, in substantially the form attached hereto as Exhibit “B,” properly completed and signed by an Authorized Representative of the Borrower and (b) in the case of Canadian Advances, a certificate, in substantially the form attached hereto as Exhibit “B-1,” properly completed and executed by an Authorized Representative of the Canadian Borrower.
     “Applicable Lending Office” means for each Bank and each Type of Advance, the Lending Office of such Bank (or of an Affiliate of such Bank) designated for such Type of Advance below its name on the signature pages hereof or such other office of the Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the applicable one of the Borrowers as the office by which its Advances of such Type are to be made and maintained.
     “Authorized Representative” means any officer or employee who has been designated in writing to the Agent to be an Authorized Representative.
     “Base Rate” means (a) with respect to the Canadian Prime Loans, the Canadian Prime Rate, and (b) with respect to the Revolving Credit Loans, for any day, a per annum interest rate equal to the higher of (i) the sum of 0.50% plus the Federal Funds Rate on such day or (ii) the Prime Rate on such day. The Base Rate shall be adjusted automatically as of the opening of business on the effective date of each change in the Canadian Prime Rate, the Prime Rate or Federal Funds Rate, as applicable, to account for such change.
     “Compliance Certificate” means a certificate, in substantially the form of Exhibit “C” attached hereto, properly completed and signed.
     “Dollars”, “US$” and “$" means lawful money of the United States of America.
     “Interest Period” means, with respect to LIBOR Advances, each period commencing on the date such Advances are made or Converted from Advances of another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Advance, the last day of the
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next preceding Interest Period with respect to such Advance, and ending on that day which is one, two, three, or six months thereafter, as the Borrower (or the Canadian Borrower, as applicable) may select as provided in Section 4.1 or 4.9 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the preceding Business Day; (b) any Interest Period which would otherwise extend beyond the applicable Termination Date shall end on such Termination Date; (c) no more than eight Interest Periods for each LIBOR Advance shall be in effect at the same time; and (d) no Interest Period for any LIBOR Advances shall have a duration of less than one month and, if the Interest Period for any LIBOR Advance would otherwise be a shorter period, such Advance shall be a Base Rate Advance.
     “Issuing Bank” means, as the context requires, (a) the Agent (or any of its Affiliates) and any other Bank (or any of its Affiliates) appointed by the Borrower and approved by the Agent that agrees to issue Letters of Credit under the Revolving Credit Commitment, and (b) the Canadian Lender in respect of the Canadian Letters of Credit.
     “Letter of Credit Agreements” means the application and letter of credit agreements and other documents, if any, then required by the Issuing Bank now or hereafter executed by the Borrower (or the Canadian Borrower, as applicable), such agreements to be on the Issuing Bank’s standard form (with such changes thereto as the Borrower and the Issuing Bank may agree from time to time) and completed in form and substance satisfactory to the Issuing Bank.
     “Maximum Rate” means, with respect to any Bank and the holder of the Swing Line Note or any Revolving Credit Note, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the indebtedness created under this Agreement, the Revolving Credit Notes, the Swing Line Note or any other Loan Document under the laws which are presently in effect in the United States and the State of Texas applicable to the Banks, such holders and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow, or, in the case of Canadian Advances made in Canada by the Canadian Lender to the Canadian Borrower, under applicable Canada federal law or under applicable laws of the Province of Ontario (or the laws of any other jurisdiction whose usury laws are deemed to apply to the Canadian Note or any other Loan Documents despite the intention and desire of the express choice of law provisions set forth herein). To the extent that Chapter 303 of the Texas Finance Code (the “Finance Code”), is relevant to any Bank or any holder of the Swing Line Note or any Revolving Credit Note for the purposes of determining the Maximum Rate, each such Person shall determine such applicable legal rate under the Finance Code pursuant to the “weekly ceiling,” from time to time in effect, as referred to and defined in Chapter 303 of the Finance Code; subject, however, to the limitations on such applicable ceiling referred to and defined in Chapter 303 of the Finance Code, and further subject to any right such Person may have subsequently, under applicable law, to change the method of determining the Maximum Rate. If no Maximum Rate is established by applicable law, then the Maximum Rate shall be equal to 18%, per annum.
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     “Obligations” means, without duplication, all obligations, indebtedness and liabilities of each of the Borrowers and their respective Subsidiaries to the Agent, the Issuing Banks, the Banks, the Canadian Lender, any of their respective Affiliates, or any or some of them, arising pursuant to this Agreement or any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several. For purposes of calculating the aggregate amount of Obligations, all amounts or values expressed in Canadian Dollars shall be converted into Dollars at the applicable Exchange Rate in effect as of the date of determination.
     “Principal Office” means the principal office of the Agent, the Issuing Banks and the Banks (other than the Canadian Lender), presently located for such Persons at the addresses shown under the signature line of such Persons in this Agreement and, for the Canadian Lender, the principal office of the Canadian Lender, presently located at the address shown under the signature line of the Canadian Lender in the First Amendment.
     “Required Banks” means (a) at any time while no Advances are outstanding, two or more Banks holding at least fifty percent (50%) of the Aggregate Commitments, and (b) at any time while Advances are outstanding, two or more Banks holding at least fifty percent (50%) of the outstanding aggregate principal amount of the Advances (without regard to any sale by a Bank of a participation in any Advance under Section 14.7(a)). For purposes of this definition, Swing Line Advances shall not constitute “Advances.”
     “Revolving Credit Advance” means an advance of funds by the Agent on behalf of the Banks to the Borrower pursuant to Section 2.1(a) and includes, as applicable, a Base Rate Advance or a LIBOR Advance.
     “Revolving Credit Commitment” means, as to each Bank (other than the Canadian Lender), the obligation to (a) make Advances (other than Canadian Advances) and (b) subject to applicable sublimits, purchase participations in Letters of Credit (other than Canadian Letters of Credit) pursuant to Section 4.13, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank (other than the Canadian Lender) on the signature pages hereto or to the most recent amendment hereto under the heading “Revolving Credit Commitment,” or on the signature pages of an Assignment and Acceptance, as the case may be, as such amount may be reduced pursuant to Section 2.7, increased pursuant to Section 2.10, or terminated pursuant to Section 2.7 or Section 12.2.
     Section 2.3 Additions to Definitions. The following definitions are added to Section 1.1 of the Credit Agreement in alphabetical order to read in their entirety as follows:
     “Aggregate Commitments” means, collectively, the Revolving Credit Commitment and the Canadian Commitment.
     “Borrowers” means, collectively, the Borrower and the Canadian Borrower.
     “Calculation Date” means the last Business Day of each month.
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     “Canadian Advance” means an advance of funds by the Canadian Lender to the Canadian Borrower pursuant to Section 2.1(b), and includes, as applicable, a Canadian Prime Rate Advance or a LIBOR Advance.
     “Canadian Borrower” means T-3 Oilco Energy Services Partnership, an Alberta general partnership.
     “Canadian Commitment” means the obligation of the Canadian Lender to make Canadian Revolving Loans and incur or participate in Canadian Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to (but not exceeding) the amount, if any, set forth opposite the Canadian Lender’s name on the signature pages hereof under the heading “Canadian Commitment” as such amount may be reduced pursuant to Section 2.7 or terminated pursuant to Sections 2.7 or 12.2.
     “Canadian Dollars” or “C$" means lawful money of Canada.
     “Canadian Lender” means Comerica Bank, a Michigan banking corporation and authorized foreign bank under the Bank Act (Canada) acting through its Canadian branch. The Canadian Lender is one of the Banks.
     “Canadian Letter of Credit Liabilities” means, at any time, the aggregate undrawn face amounts of all outstanding Canadian Letters of Credit.
     “Canadian Letters of Credit” means Letters of Credit issued under the Canadian Commitment.
     “Canadian Note” means that certain Canadian Revolving Note dated the date of the First Amendment, executed by the Canadian Borrower and payable to the order of the Canadian Lender, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time.
     “Canadian Obligations” means, as at any date of determination thereof and without duplication, a portion of the Obligations that is the sum of the following (determined without duplication): (i) the aggregate principal amount of Canadian Revolving Loans outstanding hereunder on such date, plus (ii) the aggregate amount of Canadian Letter of Credit Liabilities outstanding on such date. For purposes of calculating the aggregate amount of Canadian Obligations, all amounts or values expressed in Canadian Dollars shall be converted into Dollars at the Exchange Rate in effect as of the date of determination.
     “Canadian Prime Loans” means Canadian Revolving Loans bearing interest based on the Canadian Prime Rate.
     “Canadian Prime Rate” means, on any day, the greater of (a) the annual rate of interest announced from time to time by the Canadian Lender as its prime rate then in effect at its Principal Office, being the reference rate used by the Canadian Lender for determining interest rates on commercial loans denominated in Canadian Dollars to borrowers in Canada, and (b) an annual rate of interest equal to the sum of (i) the CDOR Rate and (ii) 1.00% per annum. The Canadian Prime Rate is a reference rate and does not necessarily represent the lowest or best rate
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or a favored rate, and the Canadian Lender, the Agent and each Bank disclaims any statement, representation or warranty to the contrary. The Canadian Lender, the Agent or any Bank may make commercial loans or other loans at rates of interest at, above or below the Canadian Prime Rate.
     “Canadian Revolving Credit Termination Date” means the Revolving Credit Termination Date.
     “Canadian Revolving Loan” means any Canadian Advance.
     “Canadian Security Agreement” means that certain Canadian General Pledge and Security Agreement dated the date of the First Amendment, executed by and among the Canadian Borrower and the Agent, as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.
     “CDOR Rate” means, on any day, an annual rate of interest equal to the average 30 day rate applicable to Canadian bankers’ acceptances appearing on the “Reuters Screen CDOR Page” on such day, plus 0.10% or if such day is not a Business Day, then on the immediately preceding Business Day; provided, however, if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be calculated as the 30 day rate applicable to Canadian bankers’ acceptances quoted by the Canadian Lender which is listed in Schedule I to the Bank Act (Canada) as of 12:00 noon (Toronto, Ontario time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day.
     “Exchange Rate” means, on any day, with respect to any foreign currency in relation to Dollars or Dollars in relation to any foreign currency, the noon buying rate quoted by the Bank of Canada; provided, however, that in the event that any applicable exchange rate cannot be determined on any day by the foregoing procedure, then such exchange rate shall be determined for such day in accordance with such commercially reasonable procedures as the Canadian Lender may elect.
     “First Amendment” means the First Amendment to this Agreement, dated as of August 25, 2005.
     “Intercreditor Agreement (Canadian Facility)” means that certain Intercreditor Agreement (Canadian Facility) dated as of August 25, 2005 executed by and among the Canadian Borrower, the Borrower, the Agent, and Canadian Lender, in form and substance satisfactory to the Agent, as the same may hereafter be amended, restated, supplemented, or otherwise modified from time to time.
     “Maximum Canadian Available Amount” means, at any date, US$4,000,000. In connection with the application of any provision hereof using the term “Maximum Canadian Available Amount”, any amounts denominated in Canadian Dollars shall be converted to Dollars using the then current Exchange Rate.
     “Notes” means, collectively, the Revolving Credit Notes and the Canadian Note and “Note” means one of the Notes.
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     “Reset Date” has the meaning specified in Section 4.2(c).
     “Termination Date” means the Revolving Credit Termination Date or the Canadian Revolving Credit Termination Date, as the context may require.
     Section 2.4 Amendment to Section 2.1. Section 2.1 of the Credit Agreement is amended by designating the existing section as subparagraph (a) and inserting a subparagraph (b) to read as follows:
     (b) Subject to the terms and conditions of this Agreement, the Canadian Lender agrees to make one or more Advances to the Canadian Borrower from time to time from the effective date of the First Amendment to and including the Canadian Loan Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the Canadian Commitment, provided that the aggregate amount of all Advances made under the Canadian Revolving Loan at any time outstanding shall not exceed (i) the aggregate of the Canadian Commitment, minus (ii) the Canadian Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Canadian Borrower may borrow, repay, and reborrow hereunder the aggregate amount of the Canadian Commitments by means of Advances. Each Advance made by the Canadian Lender shall be made and maintained at the Canadian Lender’s Principal Office. Canadian Revolving Loans made under this Section 2.1(b) shall be made and denominated in Canadian Dollars.
     Section 2.5 Amendments to Section 2.2. Section 2.2 of the Credit Agreement is amended by changing the heading from “The Revolving Credit Notes.” to “The Notes.” and designating the existing section as subparagraph (a) and inserting a subparagraph (b) to read as follows:
     (b) The obligation of the Canadian Borrower to repay the Canadian Advances and interest thereon shall be evidenced by the Canadian Note.
     Section 2.6 Amendment to Section 2.3. Section 2.3 of the Credit Agreement is amended by designating the existing section as subparagraph (a) and inserting a subparagraph (b) to read as follows:
     “(b) The Canadian Borrower shall repay the unpaid principal amount of all Canadian Advances on the Canadian Revolving Credit Termination Date.”
     Section 2.7 Amendment to Section 2.4. Section 2.4 of the Credit Agreement is amended by changing the words “Revolving Credit Termination Date” to “Termination Date”.
     Section 2.8 Addition to Section 2.5. The following language is inserted at the end of Section 2.5:
     The proceeds of the Canadian Advances shall be used by the Canadian Borrower for (a) general corporate and working capital purposes in the ordinary
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course of business, and (b) one or more acquisitions of Canadian Persons or assets located in Canada.
     Section 2.9 Amendments to Section 2.6. The following changes are made to Section 2.6 of the Credit Agreement: (a) the words “The Borrower agrees” are changed to “The Borrowers agree”, (b) the words “(or to the Canadian Lender, as applicable)” are added immediately after the words “each Bank”, (c) each reference to “Revolving Credit Commitment” is changed to “Aggregate Commitments”; and (c) each reference to “Revolving Credit Termination Date” is changed to “Termination Date”.
     Section 2.10 Amendments to Sections 2.7 and 2.8. Sections 2.7 and 2.8 of the Credit Agreement are amended and restated in their entirety:
     Section 2.7 Reduction or Termination of Aggregate Commitments. Each of the Borrowers shall have the right to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitments (or the Canadian Commitment, as the case may be) upon at least three Business Days’ prior notice (which notice shall be irrevocable) to the Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction; provided, however, that the Revolving Credit Commitments (or the Canadian Commitment, as the case may be) shall never be reduced below an amount equal to the aggregate outstanding Letter of Credit Liabilities (or in the case of the Canadian Commitment, the Canadian Letter of Credit Liabilities) unless cash collateralized. Each partial reduction shall be in the amount of $1,000,000 or a greater integral multiple of $500,000 (or in the case of the Canadian Commitment, $150,000 or a greater integral multiple of $100,000). The Borrower (or the Canadian Borrower, as the case may be) shall simultaneously prepay the Advances by the amount by which the unpaid principal amount of the Advances plus the Letter of Credit Liabilities (or in the case of the Canadian Commitment, the Canadian Letter of Credit Liabilities) exceeds the Revolving Credit Commitments or the Canadian Commitment (as the case may be) after giving effect to such notice, plus accrued and unpaid interest on the principal amount so prepaid. Subject to Section 2.10 with respect to the Revolving Credit Commitments only, neither the Revolving Credit Commitments nor the Canadian Commitment may be reinstated after either such commitment has been terminated or reduced to zero.
     Section 2.8 Letters of Credit.
     (a) Subject to, and upon the terms, conditions, covenants and agreements contained herein and in the Letter of Credit Agreements, prior to the Termination Date, the Issuing Bank agrees to issue irrevocable, standby Letters of Credit, for the account of the Borrower, the Canadian Borrower, any Domestic Guarantor, or any Foreign Subsidiary (as the context may require). The Issuing Bank agrees with respect to Letters of Credit issued under the Revolving Credit Commitment and Canadian Letters of Credit issued under the Canadian Commitment, that (i) the Letter of Credit Liabilities shall not at any time exceed
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$5,000,000 in respect of Letters of Credit issued under the Revolving Credit Commitment, (ii) the Canadian Letter of Credit Liabilities shall not at any time exceed $4,000,000, (iii) with respect to the Revolving Credit Commitment, the aggregate principal amount outstanding of all Revolving Credit Advances, the Letter of Credit Liabilities, and the aggregate principal amount outstanding of all Swing Line Advances may at no time exceed the aggregate Revolving Credit Commitments, and (iv) with respect to the Canadian Commitment, the aggregate principal amount outstanding of all Canadian Advances and the Canadian Letter of Credit Liabilities may at no time exceed the aggregate Canadian Commitment. In the event of an actual conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, then the terms and conditions of this Agreement shall prevail. Letters of Credit shall expire no later than one year after the date of issuance (but may include provision for automatic one year renewals unless notice of non-renewal is timely sent by Issuing Bank), must be satisfactory in form to the Issuing Bank, and must be issued pursuant to a Letter of Credit Agreement.
     (b) On or before the Termination Date, each of the Borrowers agrees to deposit with and pledge to the Agent for the ratable benefit of the Banks cash or Cash Equivalent Investments in an amount equal to 110% of all outstanding Letter of Credit Liabilities.
     Section 2.11 Amendments to Section 2.9. The following changes are made in Section 2.9:
     (a) The words “(or the Canadian Borrower, as applicable)” are added after each reference to the words “the Borrower” and the words “(or the Canadian Borrower’s, as applicable)” are added after each reference to the words “the Borrower’s”; subject, however, to the following two exceptions: (a) in the first sentence of Section 2.9(b), the words “the Borrower agrees” are changed to “the applicable Borrower agrees,” and (b) in the second sentence of Section 2.9(d), the word “Borrower” is changed to “Borrowers”;
     (b) The words “or the Canadian Commitment (as the context may require)” are added immediately after the words “Revolving Credit Commitment”;
     (c) The words “(or the Canadian Lender, as applicable)” and “(or the Canadian Lender’s, as applicable)” are added, respectively, after the words “the Agent” or “the Agent’s”; and
     (d) The last sentence of Section 2.9(a) is revised by adding the following language at the beginning of such sentence: “With respect to any Letter of Credit issued under the Revolving Credit Commitment,”.
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     Section 2.12 Amendments to Section 4.1. Section 4.1 of the Credit Agreement is amended by designating the existing section as subparagraph (a) and inserting a subparagraph (b) to read as follows:
     (b) The following borrowing procedures shall apply with respect to the Canadian Revolving Loans. The Canadian Borrower shall give the Canadian Lender notice by means of an Advance Request Form of each requested Canadian Advance at least one Business Day before the requested date of a Base Rate Advance, and at least three (3) days before the requested date of a LIBOR Advance, specifying: (a) the requested date of such Canadian Advance (which shall be a Business Day), (b) the amount of such Canadian Advance, (c) the Type of the Canadian Advance, and (d) in the case of a LIBOR Advance, the duration of the Interest Period for such Canadian Advance. The Canadian Lender at its option may accept telephonic requests for Canadian Advances, provided that such acceptance shall not constitute a waiver of the Canadian Lender’s right to delivery of the appropriate Advance Request Form in connection with subsequent advances. Any telephonic request for a Canadian Advance by the Canadian Borrower shall be promptly continued by submission of a properly completed Advance Request Form to the Canadian Lender. Each Base Rate Advance shall be in a minimum principal amount of $250,000.00 or a greater integral multiple of $100,000.00. Each LIBOR Advance shall be in a minimum principal amount of $250,000.00 or a greater integral multiple of $100,000. Not later than 1:00 p.m., Toronto, Ontario time on the date specified for each Canadian Advance hereunder, and subject to the other terms and conditions of this Agreement, the Canadian Lender will make each Canadian Advance available to the Canadian Borrower by depositing the same, in immediately available funds, in an account of the Canadian Borrower (designated by the Canadian Borrower) maintained with the Canadian Lender at the Canadian Lender’s Principal Office. All notices under this Section shall be irrevocable and shall be given not later than 1:00 p.m., Toronto, Ontario time on the day which is not less than the number of Business Days specified above for such notice.
     Section 2.13 Amendment to Section 4.2. Section 4.2 of the Credit Agreement is amended by designating the existing section as subparagraph (a) and inserting subparagraphs (b) and (c) to read as follows:
     (b) The following shall apply with respect to methods of payment for the Canadian Revolving Loans. All payments of principal, interest, and other amounts to be made by the Canadian Borrower under this Agreement and the other Loan Documents shall be made to the Canadian Lender at its Principal Office in Canadian Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 1:00 p.m., Toronto, Ontario time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Canadian Borrower shall, at the time of making each such payment, specify to the Canadian Lender the sums payable by the Canadian Borrower under this Agreement and the other Loan Documents to
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which such payment is to be applied (and in the event that the Canadian Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Canadian Lender may apply such payment to the Canadian Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.5 hereof). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.
     (c) Not later than 1:00 p.m., Toronto, Ontario time on each Calculation Date, the Canadian Lender shall determine the Exchange Rate applicable to Canadian Dollars as of such Calculation Date. For purposes of this Agreement, the Exchange Rate so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a “Reset Date”).
     Section 2.14 Amendment to Section 4.3. Section 4.3 is amended and restated in its entirety:
     Section 4.3 Voluntary Prepayment. The Borrowers may prepay the Base Rate Advances in whole at any time or from time to time in part without premium or penalty upon not less than one Business Day’s prior notice to the Agent (which shall promptly notify the Banks) or the Canadian Lender, as applicable, which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $3,000,000 or any whole multiple of $1,000,000 in the case of the Revolving Credit Advances and at least $150,000 or any whole multiple of $100,000 in the case of Canadian Advances, or, if less, the remaining aggregate principal balance outstanding on the applicable Note) and shall be irrevocable and effective only upon receipt by the Agent or the Canadian Lender, as applicable, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrowers may prepay LIBOR Advances on the same conditions as for Base Rate Loans (except that prior notice to the Agent or the Canadian Lender, as applicable, shall be not less than three Business Days for LIBOR Advances) and in addition such prepayments of LIBOR Advances shall not relieve the Borrower or the Canadian Borrower of its respective obligations under Section 5.2 or 5.6 hereof.
     Section 2.15 Amendments to Section 4.4(a). The following language is added to the end of Section 4.4(a):
     Additionally, if at any time the amount equal to the sum of (i) the aggregate principal amount of all Canadian Advances, plus (ii) the Canadian Letter of Credit Liabilities exceeds the aggregate Canadian Commitment, the Canadian Borrower shall promptly prepay the outstanding Canadian Advances by the amount of the excess or, if no Canadian Advances are outstanding, the
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Canadian Borrower shall immediately pledge to the Agent for the ratable benefit of the Banks with respect to the Canadian Commitment cash or Cash Equivalent Investments in an amount equal to the excess as cash collateral for the outstanding Canadian Letter of Credit Liabilities.
     Section 2.16 Amendment to Section 4.4(b). The words “the Borrower shall prepay Advances and permanently reduce the Revolving Credit Commitment” are replaced with the following language: “the Borrower or the Canadian Borrower, as applicable, shall prepay Advances and permanently reduce the Revolving Credit Commitment or the Canadian Commitment, as applicable”.
     Section 2.17 Amendment to Section 4.4(c). The words “the Borrower shall prepay Advances” are replaced with the following language: “the Borrower or the Canadian Borrower, as applicable, shall prepay Advances”.
     Section 2.18 Amendment to Section 4.4(d). Section 4.4(d) is amended and restated in its entirety, as follows:
     (d)(i) Subject to the Intercreditor Agreement (Canadian Facility), any prepayment made by Borrower under Sections 4.4(a), (b), and (c) shall (i) include accrued interest to the date of such prepayment on the principal amount prepaid, (ii) not be subject to (A) any minimum payment provisions contained in this Agreement or (B) the requirement set forth in Section 5.6 hereof to provide compensation to the Banks if such prepayment results in a LIBOR Advance being paid on a day other than the last day of an Interest Period for such LIBOR Advance, and (iii) be applied first, to repay outstanding Revolving Credit Advances, with a corresponding permanent reduction in the Revolving Credit Commitment (other than in respect of prepayments under Section 4.4(a) above), and second, at any time there are no Advances outstanding under the Revolving Credit Commitment, to provide cash collateral for the outstanding Letter of Credit Liabilities, provided that, in any event there shall be a permanent reduction in the Revolving Credit Commitment in an amount equal to the applicable amount of Net Cash Proceeds from the applicable transaction which, but for the principal amount of Advances outstanding on the date of receipt thereof, would be required to prepay Advances under this Section.
     (ii) Subject to the Intercreditor Agreement (Canadian Facility), any prepayment made by Canadian Borrower under Sections 4.4(a), (b), and (c) shall (i) include accrued interest to the date of such prepayment on the principal amount prepaid, (ii) not be subject to (A) any minimum payment provisions contained in this Agreement or (B) the requirement set forth in Section 5.6 hereof to provide compensation to the Banks if such prepayment results in a LIBOR Advance being paid on a day other than the last day of an Interest Period for such LIBOR Advance, and (iii) be applied first, to repay outstanding Canadian Advances, with a corresponding permanent reduction in the Canadian Commitment (other than in respect of prepayments under Section 4.4(a) above), and second, at any time there are no Advances outstanding under the Canadian
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Commitment, to provide cash collateral for the outstanding Canadian Letter of Credit Liabilities, provided that, in any event there shall be a permanent reduction in the Canadian Commitment in an amount equal to the applicable amount of Net Cash Proceeds from the applicable transaction which, but for the principal amount of Advances outstanding on the date of receipt thereof, would be required to prepay Advances under this Section.
     Section 2.19 Amendments to Section 4.5. The words “Revolving Credit Commitment” or “Advances” are changed, respectively, to “Aggregate Commitments” and “Revolving Credit Advances”.
     Section 2.20 Amendments to Sections 4.6, 4.7, 4.8, 4.9, and 4.10. The words “or the Canadian Borrower, as applicable,” are added after each reference to the words “the Borrower” or “The Borrower”.
     Section 2.21 Amendment to Section 4.9. In the first and last sentence of Section 4.9, the words “or the Canadian Lender, as applicable,” are added immediately after the word “Agent”.
     Section 2.22 Amendment to Section 4.11. The words “by the Borrower” are deleted from Section 4.11.
     Section 2.23 Amendments to Section 4.12. The word “applicable” is inserted between the words “the Borrower” and “The Borrower” in Section 4.12 and the words “Revolving Credit Termination Date” are changed to “applicable Termination Date”. Additionally, the following language is added at the end of Section 4.12: “The Borrower shall provide each fee policy it receives to the Canadian Borrower.”
     Section 2.24 Amendments to Section 4.13, 4.14, 4.15, 4.16, and 4.17. In Sections 4.13, 4.14, 4.15, 4.16, and 4.17, the word “Borrower” is changed to the phrase “the applicable Borrower”. In the last sentence of Section 4.13, the words “The Borrower agrees” are changed to “The applicable Borrower agrees”. In the first sentence of Section 4.15, the words “The Borrower assumes” are changed to “The applicable Borrower assumes”.
     Section 2.25 Amendments to Article V. The following changes are made in Article V:
     (a) Except as indicated below, the word “applicable” is inserted between the words “the Borrower” and “The Borrower” each time they appear;
     (b) Section 5.2(a) and (c) are amended by adding the words “or Canadian Note” after the words “Swing Line Note”;
     (c) The third sentence of the second paragraph of Section 5.2 is amended by deleting the words “If a Bank requests compensation from the Borrower under this Section 5.2, the Borrower may” and inserting in lieu therefore the following language: “If a Bank requests compensation from a Borrower under this Section 5.2, such Borrower may”;
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     (d) The second sentence of the second paragraph of Section 5.5 is amended by adding the word “a” in front of the first usage of the word “Borrower” and by changing the words “the Borrower” to “such Borrower”;
     (e) Section 5.5 is amended by changing the words “Revolving Credit Commitments” to “Aggregate Commitments”; and
     (f) Section 5.6(b) is amended by changing the phrase “the Borrower” to “a Borrower”.
     Section 2.26 Amendments to Section 6.2. The words “or the Canadian Borrower, as applicable,” are added after each reference to the word “Borrower”.
     Section 2.27 Addition of Section 6.3. The following language is added to Article VI of the Credit Agreement in its appropriate numerical order as Section 6.3:
     Section 6.3 Collateral Securing Canadian Loans. The Canadian Borrower has executed the Canadian Security Agreement, pursuant to which the Canadian Borrower has granted to the Agent for the benefit of the Canadian Lender a first priority security interest in (a) all of the Canadian Borrower’s accounts, accessions, chattel paper, commercial tort claims, commodity accounts, commodity contracts, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, goods, instruments, intellectual property, inventory, investment property, letters of credit, letter of credit rights, payment intangibles, licenses, permits, securities, securities accounts, security entitlements, software, supporting obligations, cash and cash accounts, and (b) all products and proceeds related to any of the above.
     Section 2.28 Amendment to Section 7.2. The words “or the Canadian Lender, as applicable,” are added immediately after the word “Agent”.
     Section 2.29 Amendments to Section 13.1.
     (a) Except as provided in clause (b) below, each reference to the term “Lender” and “Lender’s” is changed, respectively, to “Bank” and “Bank’s”; and
     (b) The first three sentences of Section 13.1 are amended and restated in their entirety to read as follows:
     In order to expedite the various transactions contemplated by this Agreement, the Banks and the Issuing Bank hereby irrevocably appoint and authorize the Agent to act as their agent hereunder and under each of the other Loan Documents (except as to matters reserved to the Canadian Lender in other provisions hereof) and the Agent consents to such appointment and agrees to perform the duties of the Agent as specified herein. Except as to matters reserved to the Canadian Lender in other provisions hereof, the Banks and the Issuing Bank authorize and direct the Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of
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the Agent for the Banks and the Issuing Bank, together with such rights and powers as are reasonably incidental thereto.
     Section 2.30 Amendments to Sections 12.2, 12.3, 12.4, 13.4, and 13.7. Sections 12.2, 12.3, 12.4, 13.4, and 13.7 are each amended by changing the word “Borrower” to “Borrowers”.
     Section 2.31 Amendment to Section 14.1. In Section 14.1, the words “Borrower hereby agrees” are changed to “Borrowers hereby agree”.
     Section 2.32 Amendment to Section 14.3. In Section 14.3, the words “Borrower hereby waives, releases, and agrees” are changed to “Borrowers hereby waive, release and agree”.
     Section 2.33 Amendments to Sections 14.2, 14.3, 14.4, 14.5, 14.8, 14.10, 14.19. In Sections 14.2, 14.3, 14.4, 14.5, 14.8, 14.10, and 14.19 and in the second sentence of Section 14.7, the word “Borrower” is changed to “Borrowers”.
     Section 2.34 Amendments to Sections 14.9 and 14.10. In the second sentence of Section 14.9, and in the third sentence of Section 14.10, the word “applicable” is added immediately prior to the word “Borrower”. In the third sentence of Section 14.10, the words “Revolving Credit” are deleted.
     Section 2.35 Amendment to Section 14.11. In Section 14.11, the words “the Borrower” are changed to “either Borrower”.
     Section 2.36 Amendments to Section 14.12. Section 14.12 is amended and restated in its entirety to read as follows:
     Section 14.12 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. SUBJECT TO SECTION 14.19, ANY ACTION OR PROCEEDING AGAINST EITHER BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. EACH BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14.11. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENT, THE ISSUING BANK OR THE BANKS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR, SUBJECT TO SECTION 14.19, SHALL LIMIT THE RIGHT OF SUCH PERSONS TO
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BRING ANY ACTION OR PROCEEDING AGAINST EITHER BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO SECTION 14.19, ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST ANY OF THE AGENT, THE ISSUING BANK OR THE BANKS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS; PROVIDED, HOWEVER, THAT EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE LAWS, THE USURY LAWS OF THE STATE OF TEXAS OR THE UNITED STATES OF AMERICA SHALL NOT APPLY TO THE CANADIAN LOANS BUT RATHER THE USURY LAWS IN EFFECT IN CANADA SHALL GOVERN IN SUCH CONTEXT.
     Section 2.37 Addition of Sections 14.21 and 14.22. The following language is inserted into the Credit Agreement as Sections 14.21 and 14.22:
     Section 14.21. Provisions Related to Canadian Loans.
     (a) Income Tax Act (Canada). The Canadian Lender is not a non-resident of Canada for purposes of the Income Tax Act (Canada).
     (b) Interest Act (Canada). Whenever interest is calculated on the basis of a year of 360 or 365 days, for the purposes of the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable hereunder is the rate payable multiplied by the actual number of days in the year and divided by 360 or 365, as the case may be. All interest will be calculated using the nominal rate method and not the effective rate method and the deemed reinvestment principle shall not apply to such calculations.
     (c) Judgment Currency. The obligation of the Canadian Borrower to make payments on any Obligation to the Canadian Lender or to the Agent hereunder in any currency (the “first currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency (the “second currency”) except to the extent to which such tender or recovery shall result in the effective receipt by the Canadian Lender or the Agent of the full amount of the first currency payable, and accordingly the primary obligation of the Canadian Borrower shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the second currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the first currency payable and shall not be affected by a judgment being obtained for any other sum due hereunder.
     Section 14.22. Appointment. Each of the Banks hereby irrevocably appoints the Agent as its agent for purposes of the Intercreditor Agreement (Canadian Facility) and irrevocably authorizes and instructs the Agent to enter into and perform the Intercreditor Agreement (Canadian Facility). Each of the Banks agrees to be bound by the terms and provisions of the Intercreditor Agreement (Canadian Facility) applicable to it.
     Section 2.38 Addition of Exhibit B-1. “Exhibit B-1” attached hereto is the Exhibit B-1 referred to in the definition of Advance Request Form.
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ARTICLE III
Conditions Precedent
     Section 3.1 Condition Precedent to Effectiveness of Amendment. The parties hereto agree that this Amendment shall not be effective until the satisfaction of each of the following conditions precedent:
     (a) The Agent shall have received a copy of this Amendment executed and delivered by the Borrower, the Canadian Borrower, the Banks, and each Guarantor;
     (b) The Agent shall have received the Canadian Note executed and delivered by the Canadian Borrower;
     (c) The Agent shall have received a copy of the Canadian Security Agreement dated of even date herewith executed and delivered by the Canadian Borrower and the Canadian Lender;
     (d) The Agent shall have received a copy of the Guaranty Agreement (Canadian Facility) dated of even date herewith executed and delivered by the Canadian Borrower and certain Canadian Subsidiaries or Affiliates of the Canadian Borrower;
     (e) The Agent shall have received a copy of the Intercreditor Agreement (Canadian Facility);
     (f) The Canadian Borrower shall have delivered, or cause to be delivered to Agent certificates in form and substance satisfactory to Agent certifying and attaching appropriate resolutions and/or authorizations regarding the transactions contemplated hereby and statements of incumbency;
     (g) The Agent shall have received evidence that all appropriate documents have been recorded or filed in the appropriate Canadian jurisdiction as necessary to perfect the Liens encumbering the assets of the Canadian Borrower;
     (h) Personal property registry or other applicable searches showing all financing statements and other documents or instruments on file against the Canadian Borrower in the Province of Alberta, Canada, and evidencing that there are no registered Liens against the assets of the Canadian Borrower, except Liens in favor of the Agent;
     (i) A favorable opinion of legal counsel to the Canadian Borrower, in form and substance satisfactory to Agent, with respect to the provisions of the Credit Agreement, the Canadian Security Agreement, and the other Loan Documents governed by Canadian law;
     (j) The items required to be delivered under Section 7.2 of the Credit Agreement;
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     (k) Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this Amendment;
     (l) The Borrowers shall have paid all the reasonable fees and out-of-pocket expenses of counsel for the Agent to the extent invoiced prior to the effective date hereof; and
     (m) The Agent shall have received, in form and substance satisfactory to the Agent and its counsel, such other documents, agreements, certificates and instruments as the Agent shall reasonably require.
ARTICLE IV
Ratifications; Representation and Warranties
     Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent and the Banks agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.
     Section 4.2 Representations and Warranties. To induce the Agent and the several Banks parties hereto to enter into this Amendment and to grant the consents and waivers contained herein, each of the Borrowers represents to the Agent and the Banks as follows:
     (a) Each of the Borrower hereby confirms that all representations and warranties made in Article VIII of the Credit Agreement (other than those which are made at the time of an Advance) are true and correct in all material respects on and as of the Effective Date, both before and after giving effect to the consents and waivers contemplated in this Amendment, as if such representations and warranties were being made on and as of the Effective Date;
     (b) No Default or Event of Default exists under any of the Loan Documents.
ARTICLE V
Miscellaneous
     Section 5.1 Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
     Section 5.2 Governing Law. Each of the Borrowers agrees to be bound by the terms of Section 14.12 of the Credit Agreement, which is incorporated herein by reference.
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     Section 5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
     Section 5.4 Fees and Expenses. Each of the Borrowers agrees to pay on demand all reasonable costs, fees, and expenses of the Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.
     Section 5.5 Counterparts; Facsimiles. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures transmitted by facsimile or other electronic means shall be effective as originals.
     Section 5.6 Effective Date. This Amendment shall become effective when the Agent has received counterparts of this Amendment executed by each of the Borrowers and the Banks and each of the conditions precedent set forth above has been satisfied, whether or not this Amendment has been executed and delivered by each and every Bank named on a signature page attached hereto.
     Section 5.7 WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED, BY APPLICABLE LAW, EACH OF THE BORROWER, THE CANADIAN BORROWER, THE AGENT AND THE BANKS HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER OR THE CANADIAN BORROWER AND ANY OTHER PARTY TO THIS AGREEMENT ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR ANY RELATIONSHIP BETWEEN ANY OTHER PARTY TO THIS AGREEMENT AND THE BORROWER OR THE CANADIAN BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANKS TO PROVIDE THE FINANCING DESCRIBED IN THE CREDIT AGREEMENT.
     Section 5.8 FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

BORROWER: T-3 ENERGY SERVICES, INC.
By:	/s/ Michael T. Mino
	Name:	Michael T. Mino
	Title:	Vice President

Address for Notices:

13111 Northwest Freeway, # 500 Houston, Texas 77040 Fax No.: (713) 224-6430 Telephone No.: (713) 996-4122 Attention: Michael T. Mino

CANADIAN BORROWER:

T-3 OILCO ENERGY SERVICES PARTNERSHIP, by its partners,

T-3 ENERGY SERVICES CANADA, INC.

By:	/s/ Michael T. Mino
	Name:	Michael T. Mino
	Title:	Vice President - and –

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T-3 OILCO PARTNERS ULC

By:	/s/ Michael T. Mino

Name: Michael T. Mino Title: Vice President

Address for Notices:

T-3 Oilco Energy Services Partnership 2301-8th Street, Nisku, Alberta CANADA T9E7Z1 Fax No.: 780-955-7504 Telephone No.: 780-955-2210 Attention: General Manager
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AGENT AND BANKS:

Revolving Credit Commitment:	WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, as Agent and a Bank

US $20,000,000.00	By:	/s/ Alan Smith

Alan Smith, Vice President

Revolving Credit Commitment:	COMERICA BANK,

US $10,000,000.00	By:	/s/ Mona M. Foch

Name: Mona M. Foch Title: Senior Vice President — Texas Division

Revolving Credit Commitment:	GENERAL ELECTRIC CAPITAL CORPORATION

US $20,000,000.00	By:	/s/ Thomas S. Beck

Name: Thomas S. Beck Title: Duly Authorized Signatory

Canadian Commitment:	CANADIAN LENDER:

COMERICA BANK, a Michigan banking corporation and authorized foreign bank under the Bank Act (Canada) acting through its Canadian branch,

US $4,000,000.00	By:	/s/ Robert Rosen

Robert Rosen, Vice President
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The undersigned Guarantors hereby consent and agree to the execution and delivery of this Amendment and the documents referred-to in Article III thereof and the consummation of the transactions contemplated in the Amendment, and the undersigned Guarantors (i) reaffirm their respective obligations under each of their respective Guaranty Agreements, which Guaranty Agreements shall continue in full force and effect notwithstanding the consummation of such proposed transactions, and (ii) confirm that the Canadian Obligations are guaranteed thereunder and entitled to the benefit of the Collateral provided in the Loan Documents.

GUARANTORS:

A & B Bolt & Supply, Inc.
Cor-Val Holdings, Inc.
Preferred Industries Holdings, Inc.
T-3 Canadian Holdings, Inc.
T-3 Custom Coating Applicators, Inc.
T-3 Financial Services LP, Inc.
T-3 Investment Corporation III
T-3 Property Holdings, Inc.
T-3 Support Services, Inc.
T-3 Management Holdings, Inc.
T-3 Mexican Holdings, Inc.
O & M Equipment Holdings, Inc.
Manifold Valve Services, Inc.
Pipeline Valve Specialty, Inc.
United Wellhead Services, Inc.

By:	/s/ Michael T. Mino

Michael T. Mino Vice President of each of the foregoing companies

Cor-Val, L.P.

By:	Cor-Val Holdings, Inc., its sole general partner

	By:	/s/ Michael T. Mino

Michael T. Mino, Vice President

T-3 Management Services, L.P.

By:	T-3 Management Holdings, Inc., its sole general partner

	By:	/s/ Michael T. Mino

Michael T. Mino, Vice President
FIRST AMENDMENT TO FIRST AMENDED
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Preferred Industries, L.P.

By:	Preferred Industries Holdings, Inc., its sole general partner

	By:	/s/ Michael T. Mino

Michael T. Mino, Vice President

O&M Equipment, L.P.

By:	O & M Equipment Holdings, Inc., its sole general partner

	By:	/s/ Michael T. Mino

Michael T. Mino, Vice President

T-3 Financial Services, L.P.

By:	T-3 Management Holdings, Inc. its sole general partner

	By:	/s/ Michael T. Mino

Michael T. Mino, Vice President
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EXHIBIT B
Advance Request Form
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